Exhibit 10.15
AMENDMENT NUMBER 2 TO MEMBERS AGREEMENT
     THIS AMENDMENT NUMBER 2, dated as of July 8, 2004 (this “Amendment”), to the Members Agreement, dated as of September 18, 2002 (as amended or supplemented from time to time as permitted thereby, the “Members Agreement”), among CF LEASING LTD., a company with limited liability organized and existing under the laws of Bermuda (together with its successors and permitted assigns, the “Company”), FB AVIATION & INTERMODAL FINANCE HOLDING B.V. (f/k/a MeesPierson Transport & Logistics Holding B.V.), a Besloten Vennootschap organized and existing under the laws of The Netherlands (“FBH”), and CRONOS EQUIPMENT (BERMUDA) LIMITED, a limited liability company organized and existing under the laws of Bermuda (“Cronos”), and joined by CRONOS CONTAINERS (CAYMAN) LTD., a company organized and existing under the laws of the Cayman Islands and by THE CRONOS GROUP, a société anonyme holding organized and existing under the laws of Grand Duchy of Luxembourg..
W I T N E S S E T H:
     WHEREAS, the parties have previously entered into the Members Agreement, dated as of September 18, 2002;
     WHEREAS, the parties desire to amend the Members Agreement in order to (i) increase the Commitment of each Member to Twenty Million Dollars ($20,000,000), (ii) limit distributions of Net Cash Flow to Members on or prior to December 31, 2005, and (iii) make certain other amendments consistent with the foregoing;
     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
     ARTICLE XVII DEFINED TERMS. CAPITALIZED TERMS USED IN THIS AMENDMENT AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS ASSIGNED IN THE LOAN AGREEMENT.
     ARTICLE XVIII FULL FORCE AND EFFECT. OTHER THAN AS SPECIFICALLY MODIFIED HEREBY, THE MEMBERS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT IN ACCORDANCE WITH THE TERMS AND PROVISIONS THEREOF AND IS HEREBY RATIFIED AND CONFIRMED BY THE PARTIES HERETO.
     ARTICLE XIX AMENDMENT TO THE MEMBERS AGREEMENT. EFFECTIVE UPON THE DATE HEREOF, FOLLOWING THE EXECUTION AND DELIVERY HEREOF,
     SECTION 19.1. Section 4.1 shall be amended by deleting clause (a) in its entirety and replacing it with the following:
"(a) Except as set forth in Section 4.1(b) below, and subject to (A) Applicable Law (including, without limitation, Section 54 of the Companies Act 1981 of Bermuda) and (B) reasonable reserves as determined by the Company’s Board of Directors, on each Payment

Date, the Net Cash Flow for such Payment Date will be retained by the Company or distributed by way of dividend, distribution of contributed surplus or other distribution to the Members as follows:
(1)	for each Payment Date occurring on or prior to December 31, 2005, such Net Cash Flow shall be retained by the Company and be used by the Company to acquire additional Containers; and
(2)	for each Payment Date occurring on or subsequent to December 31, 2005, any and all Net Cash Flow shall be distributed to the Members in the following order of priority: (i) first, to the Members in proportion to, and to the extent of, the positive balance standing in each such Member’s Unrecovered Contribution Account, if any, and (ii) thereafter, to the Members in proportion to their respective Sharing Ratios.”; and
     SECTION 19.2. The Commitment of each Member shall be increased to Twenty Million Dollars ($20,000,000). Accordingly. Exhibit C to the Members Agreement shall be amended by deleting it in its entirety and replacing it with the Exhibit C attached hereto.
     ARTICLE XX REPRESENTATIONS AND WARRANTIES.
     Each of the Company and FBH hereby confirms that each of the representations and warranties set forth in Articles V of the Members Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.
     ARTICLE XXI EFFECTIVENESS OF AMENDMENT; TERMS OF THIS AMENDMENT.
     SECTION 21.1. This Amendment shall become effective as of July 8, 2004.
     SECTION 21.2. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 21.3. On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Members Agreement, and (ii) each reference in the Members Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Members Agreement shall mean and be a reference to the Members Agreement as amended or modified hereby.
     ARTICLE XXII FUTURE AMENDMENTS TO MEMBERS AGREEMENT. PURSUANT TO AMENDMENT NO. 1 TO THE MEMBERS AGREEMENT, DATED AS OF JUNE 15, 2004, SECTION 8.13 OF THE MEMBERS AGREEMENT WAS DELETED. FOR THE AVOIDANCE OF DOUBT, THE PARTIES HERETO AGREE THAT THE EFFECTIVENESS OF ANY AMENDMENT, WAIVER OR MODIFICATION OF ANY PROVISION OF THE MEMBERS AGREEMENT, EXECUTED AFTER JULY 8, 2004, SHALL NOT REQUIRE THE WRITTEN CONSENT OF CRONOS CONTAINERS (CAYMAN) LTD.

     ARTICLE XXIII EXECUTION IN COUNTERPARTS. THIS AMENDMENT MAY BE EXECUTED BY THE PARTIES HERETO IN SEPARATE COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL AND ALL OF WHICH SHALL CONSTITUTE TOGETHER BUT ONE AND THE SAME AGREEMENT.
     ARTICLE XXIV GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     ARTICLE XXV CONSENT TO JURISDICTION. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AMENDMENT, EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES HERETO HEREBY IRREVOCABLY APPOINT AND DESIGNATES CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH PARTY HERETO AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, EACH PARTY HERETO SHALL MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL THE TERMINATION OF THE MEMBERS AGREEMENT. IF SUCH AGENT SHALL CEASE TO SO ACT, THE PARTIES HERETO SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT AND SHALL PROMPTLY DELIVER TO THE PARTIES HERETO EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CF LEASING LTD.

By:	/s/ PETER J. YOUNGER
Name: Peter J. Younger
Title: Director

FB AVIATION & INTERMODAL FINANCE HOLDING B.V. (f/k/a
MeesPierson Transport & Logistics Holding B.V.)

By:	/s/ J.W. HUIJPERS
Name: J.W. Huijpers
Title: Director

By:	/s/ F.J. VAN LANSCHOT
Name: F.J. van Lanschot
Title: Director

CRONOS CONTAINERS (CAYMAN) LTD.

By:	/s/ PETER J. YOUNGER
Name: Peter J. Younger
Title: Director

THE CRONOS GROUP

By:	/s/ PETER J. YOUNGER
Name: Peter J. Younger
Title: Director

CRONOS EQUIPMENT (BERMUDA) LIMITED

By:	/s/ PETER J. YOUNGER
Name: Peter J. Younger
Title: Director

EXHIBIT C
to Members Agreement
STATED AMOUNTS AND PERCENTAGES
FOR MEMBERS

Name of Member	Sharing Ratio	Aggregate Commitment
Cronos Equipment (Bermuda) Limited	50%	$20,000,000

FB Aviation and Intermodal Finance Holding B.V.	50%	$20,000,000

Exhibit 10.37
Assignment Declaration
We the undersigned as the duly authorized representatives of MKB Bank Rt. hereby make the following statement:
This is to confirm that effective this date we have finally and without further conditions assigned the Assigned Assets ( as per definitions below) to Centrál Workout Pénzügyi Részvénytársaság. In addition the Bank appoints the Assignee to proceed as its legal successor and appointee should there a need arise to prove that during the Liquidation Proceedings in connection with exercising creditors rights or in general before authorities and interested third parties.
In addition the Bank appoints the Assignee to proceed as its legal successor and appointee should there a need arise to prove that during the Liquidation Proceedings in connection with exercising creditors rights or in general before authorities and interested third parties.
The Bank represents to whom it may concern that
The Assigned Assets include all right, title, and interest of the Bank in and to any and all claims for monies due the Bank by TOEMT for monies lent by the Bank or by any predecessor-in-interest to TOEMT, or for monies due to the Bank as guarantor or surety, including all principal, interest, penalties, default interest, charges, fees, and assessments whatsoever, whether now known or hereinafter discovered.
1	Definitions
“Assignee” refers to Central Workout Pénzügyi Rt., a company organized and existing under the laws of the Republic of Hungary, and its successors and assigns;
“Assigned Assets” refers to all of the rights and benefits of the Bank under or in respect of the Credit Documentation and the TOEMT Claims including, without limitation:
(a)	all principal,, interest, penalties, default interest, charges, fees, and assessments whatsoever due to the Bank by TOEMT 1 and TOEMT 2, whether now known or hereinafter discovered;

(b)	all rights and interests of the Bank in and in respect of the benefit of any security and in respect of amounts owing to the Bank by TOEMT 1 and TOEMT 2; and

(c)	all of the Bank’s right to prove in the Insolvency Proceedings of TOEMT 1 and TOEMT 2 with the exception of those rights that the bank may exercise only personally according to the Hungarian law.
“Bank” refers to MKB Bank Rt., a financial institution organized and existing under the laws of the Republic of Hungary, also known by its English name, the Hungarian Foreign Trade Bank;
“Consolidation Agreement” refers to the agreement dated December 15, 1992 made by and among the Bank, TOEMT 1 and/or TOEMT 2, and Cronos Containers Limited;

“Credit Documentation” includes, without limitation, that certain Loan Agreement, dated June 14, 1985, by and between TOEMT 1 and the Bank, the Consolidation Agreement, and each and every other loan agreement, security agreement, and guarantee agreement of every nature and description entered into by and between the Bank, any predecessor-in-interest, and TOEMT 1 and/or TOEMT 2, including all supporting documentation, such as promissory notes issued by TOEMT 1 and TOEMT 2, etc.;
“Insolvency Officer” refers to any receiver, administrator, liquidator, provisional liquidator, administrative receiver, trustee, supervisor of a voluntary arrangement, similar officer appointed pursuant to a scheme of arrangement under Section 425 of the U.K. Companies Act 1985 (as amended or re-enacted from time to time) or similar officer appointed under the U.K. Insolvency Act 1986 (as amended or re-enacted from time to time) or any other officer appointed under any other procedure under any law or any jurisdiction of, or having, similar or analogous powers over all or any of the assets of TOEMT 1 or TOEMT 2;
“Insolvency Proceedings” refers to receivership, administration, liquidation (including the Liquidation Proceedings), appointment of a provisional liquidator, winding-up, dissolution, voluntary arrangement, scheme of arrangement under Section 425 of the U.K. Companies Act 1985 (as amended or re-enacted from time to time) or any insolvency procedure under the U.K. Insolvency Act 1986 (as amended or re-enacted from time to time) or any other procedure under any law of any jurisdiction of, or having, a similar or analogous nature of effect.
“Liquidation Proceedings” refers to the TOEMT 1 Liquidation Proceeding and the TOEMT 2 Liquidation Proceeding;
“TOEMT” refers to TOEMT 1 and TOEMT 2;
“TOEMT 1” refers to Transocean Equipment Manufacturing and Trading Limited (in liquidation), a company organized under the laws of England and Wales with registered number 1611473;
“TOEMT Claims” refers to the TOEMT 1 Claim, the TOEMT 1 Other Claims, and the TOEMT 2 Claims.
“TOEMT 1 Claim” refers to the Bank’s claim, as stated in the Bank’s Proof of Debt on Form 4.25, dated December 18, 2003, in the amount of U.S. $32,593,762 of principal and U.S. $5,885,803.66 in interest, filed by the Bank in the TOEMT 1 Liquidation Proceeding, as supplemented or amended from time to time;
“TOEMT 1 Liquidation Proceeding” refers to the liquidation proceedings of TOEMT 1 in the High Court of Justice, Chancery Division, London, England (No. 4731 of 2004);
“TOEMT 1 Other Claims” refers to any and all claims, other than the TOEMT 1 Claim, that the Bank may have as creditor of TOEMT 1;
“TOEMT 2” refers to Transocean Equipment Manufacturing and Trading Limited (in liquidation), a company organized under the laws of the Isle of Man with registered number 56415C;
“TOEMT 2 Liquidation Proceeding” refers to the liquidation proceedings of TOEMT 2 in the High Court of Justice, Chancery Division, London, England (No. 4732 of 2004);

“TOEMT 2 Claim” refers to any and all claims that the Bank may have as creditor of TOEMT 2.
In order to enforce this Assignment the Bank irrevocably represents that the Assignee shall have full power, as the legal successor of the Bank with respect to the Assigned Assets , take all steps and actions, sign all agreements and certificates and other documents that are required to be signed in the course of transferring the Assigned Assets to the successors or agents of the Assignee.
Budapest, 27th March
MKB BANK Rt.

	/s/ ANDRÁS PETE		/s/ GYULA FONYO

Name dr.	András Pete	Name dr.	Gyula Fonyo

Title	Director	Title	Director

ENDORSEMENT
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, CENTRAL WORKOUT PÉNZÜGYI Rt. (“Assignor”) hereby assigns all of its right, title, and interest in and to the Assigned Assets and in and to each and every other right, power, and benefit granted to Assignor by this Assignment of Assets to Cronos Containers N.V., a company organized and existing under the laws of the Netherlands Antilles, such assignment to be effective this 27th day of March, 2006.

CENTRAL WORKOUT PÉNZÜGYI Rt.
By:	/s/ ZOLTÁN VARGA
Zoltán Varga
Chief Executive Officer

Exhibit 10.38
ASSIGNMENT OF ASSETS
1	Interpretation
1.1	Definitions
As used in this Assignment of Assets (“Assignment”) the following terms shall have the meanings given below:
"Assignee” refers to Cronos Containers, N.V., a company organized and existing under the laws of the Netherlands Antilles, and its successors and assigns;
"Assigned Assets” refers to all of the rights and benefits of the Contrin Creditors under or in respect of the TOEMT Claims including, without limitation:
(a)	all principal, interest, penalties, default interest, charges, fees, assessments, and monies whatsoever due to the Contrin Creditors by TOEMT 1 and TOEMT 2, whether now known or hereinafter discovered;

(b)	all rights and interests of the Contrin Creditors in and in respect of the benefit of any security and in respect of amounts owing to the Contrin Creditors by TOEMT 1 and TOEMT 2; and

(c)	all of the Contrin Creditors’ right to prove in the Insolvency Proceedings of TOEMT 1 and TOEMT 2.
For the avoidance of any doubt, the Assigned Assets exclude claims against persons controlling or purporting to act for and on behalf of TOEMT 1, TOEMT 2 and Reefer Equipment Limited but include the rights and benefits of the Contrin Creditors in and to any and all claims against TOEMT 1 and TOEMT 2. The assignment does not comprise in any way any claim of Contrin Creditors against third parties, with the exception of TOEMT 1 and TOEMT 2, such as defendants in the criminal procedure pending in Austria with the Criminal Court of Vienna, any natural person including third parties former representatives, officers or managers of TOEMT and / or Contrin and does not hinder Contrin Creditors to seek reimbursement of their damages as a result of container purchase contracts entered with Toemt against any other party with the exception of TOEMT 1 or TOEMT 2.
"Contrin Creditors” refers to Contrin Konsortium 1988/1, Contrin Konsortium 1988/S, Contrin Übersee Transportgeräte Handelsgesellschaft m.b.H & Co KG 1989, Contrin Übersee Transportgeräte Handelsgesellschaft m.b.H & Co KG 1990, Container Leasing GmbH (1993), and Contrin Worldwide Containerleasing GmbH (1994 & 1995), each a limited liability company or partnership organized and existing under the laws of Austria;

"Insolvency Officer” refers to any receiver, administrator, liquidator, provisional liquidator, administrative receiver, trustee, supervisor of a voluntary arrangement, similar officer appointed pursuant to a scheme of arrangement under Section 425 of the U.K. Companies Act 1985 (as amended or re-enacted from time to time) or similar officer appointed under the U.K. Insolvency Act 1986 (as amended or re-enacted from time to time) or any other officer appointed under any other procedure under any law or any jurisdiction of, or having, similar or analogous powers over all or any of the assets of TOEMT 1 or TOEMT 2;
"Insolvency Proceedings” refers to receivership, administration, liquidation (including the Liquidation Proceedings), appointment of a provisional liquidator, winding-up, dissolution, voluntary arrangement, scheme of arrangement under Section 425 of the U.K. Companies Act 1985 (as amended or re-enacted from time to time) or any insolvency procedure under the U.K. Insolvency Act 1986 (as amended or re-enacted from time to time) or any other procedure under any law of any jurisdiction of, or having, a similar or analogous nature of effect.
"Liquidation Proceedings” refers to the TOEMT 1 Liquidation Proceeding and the TOEMT 2 Liquidation Proceeding;
"TOEMT” refers to TOEMT 1 and TOEMT 2;
"TOEMT Claims” refers to the TOEMT 1 Claims, the TOEMT 1 Other Claims, and the TOEMT 2 Claims.
"TOEMT 1” refers to Transocean Equipment Manufacturing and Trading Limited (in liquidation), a company organized under the laws of England and Wales with registered number 1611473;
"TOEMT 1 Claims” refers to the Contrin Creditors’ claims as stated in the Contrin Creditors’ Proofs of Debt on Form 4.25, each dated December 15, 2005, and each in the amount of U.S. $2,229,500, filed by the Contrin Creditors in the TOEMT 1 Liquidation Proceeding, as supplemented or amended from time to time;
"TOEMT 1 Liquidation Proceeding” refers to the liquidation proceedings of TOEMT 1 in the High Court of Justice, Chancery Division, London, England (No. 4731 of 2004);
"TOEMT 1 Other Claims” refers to any and all claims, other than the TOEMT 1 Claims, that the Contrin Creditors or any affiliate of the Contrin Creditors may have as creditors of TOEMT 1, including, without limitation, the claims initially advanced by the Contrin Creditors in the Liquidation Proceedings in the aggregate amount of U.S. $20,619,332;
"TOEMT 2” refers to Transocean Equipment Manufacturing and Trading Limited (in liquidation), a company organized under the laws of the Isle of Man with registered number 56415C;

"TOEMT 2 Liquidation Proceeding” refers to the liquidation proceedings of TOEMT 2 in the High Court of Justice, Chancery Division, London, England (No. 4732 of 2004); and
"TOEMT 2 Claims” refers to any and all claims that the Contrin Creditors or any affiliate of the Contrin Creditors may have as creditors of TOEMT 2.
1.2	Construction

1.2.1	In this Assignment, unless the contrary intention appears, a reference to:
(a)	a Clause or Exhibit is a reference to a clause of or exhibit to this Assignment; and

(b)	a person includes its successors and assigns.
1.2.2	The headings in this Assignment are for convenience only and are to be ignored in construing them.

1.2.3	References to any document shall be references to the same as amended, varied, supplemented, replaced and restated in any manner from time to time.
2	Assignment
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the Contrin Creditors, and each of them, hereby assigns, transfers, sells, and conveys to the Assignee forever all of the Contrin Creditors’ right, title, and interest in and to the Assigned Assets. If any of the Assigned Assets is not capable of assignment under this Clause 2, for whatever reason, then and in such event the Contrin Creditors shall hold the Assigned Assets on trust for the exclusive benefit of Assignee.
3	The Contrin Creditors’ Acknowledgments, Representations and Warranties
3.1	The Contrin Creditors, and each of them, hereby confirms to Assignee and to its successors and assigns that:
(a)	The Assigned Assets include all right, title, and interest of the Contrin Creditors and of any affiliate of the Contrin Creditors in and to any and all claims for monies due the Contrin Creditors or any affiliate of the Contrin Creditors by TOEMT for monies lent by the Contrin Creditors or by any predecessor-in-interest or affiliate of the Contrin Creditors to TOEMT, or for monies due to the Contrin Creditors or any affiliate of the Contrin Creditors by TOEMT as guarantor or surety, including all principal, interest, penalties, default interest, charges, fees, and assessments whatsoever, whether now known or hereinafter discovered.

(b)	The Assigned Assets include all damages that may be due to the Contrin Creditors and to any affiliate of the Contrin Creditors by TOEMT by reason of any act or failure to act by TOEMT, including, without limitation, claims for monies had and received, claims in contract, claims in tort, claims in fraud, or otherwise.

(c)	By this Assignment the Contrin Creditors, and each of them, assigns, transfers, sells, and conveys to Assignee and to Assignee’s successors and assigns all rights of the Contrin Creditors and of any affiliate of the Contrin Creditors as creditors of TOEMT, including, without limitation, the right to participate in any Insolvency Proceedings of TOEMT; the right to receive notices, reports, and information from the liquidator of TOEMT; the right to call, convene, and conduct meetings of creditors of TOEMT; the right to vote at the meetings of the creditors of TOEMT and to otherwise grant consents as creditors of TOEMT; and all other rights bestowed upon creditors of insolvent debtors under the U.K. Insolvency Act of 1986, as amended, with respect to TOEMT.

(d)	By this Assignment the Contrin Creditors, and each of them, also assigns, transfers, conveys, and delivers to Assignee and to Assignee’s successors and assigns all documents and records establishing and supporting the TOEMT Claims. The Contrin Creditors, and each of them, agrees to cooperate with Assignee and Assignee’s successors and assigns to promptly deliver all such documentation and records to Assignee or to Assignee’s designee.
3.2	The Contrin Creditors, and each of them, hereby represents and warrants to Assignee and its successors and assigns that:
(a)	The Contrin Creditors, and each of them, has the full power, authority and legal right to assign, transfer, sell, and convey the Assigned Assets to Assignee;

(b)	The Contrin Creditors, and each of them, has the requisite power and authority to execute and deliver this Assignment and to convey its right, title, and interest in and to the Assigned Assets to Assignee;

(c)	The execution of this Assignment by the Contrin Creditors and the assignment, transfer, sale, and conveyance by the Contrin Creditors of the Assigned Assets to Assignee have been duly authorized by all necessary company or partnership action;

(d)	No Contrin Creditor is a party to or bound by any agreement, order, judgment or decree which would require the consent of another to the execution of this Assignment or prohibit the assignment, transfer, sale, or conveyance of the Assigned Assets to Assignee;

(e)	The Contrin Creditors have obtained all necessary consents and approvals to assign, transfer, sell, and convey the Assigned Assets to Assignee;

(f)	The Assigned Assets are owned by the Contrin Creditors free and clear of any and all liens, encumbrances, charges, and assessments, and are free from any rights of set-off; and

(g)	In deciding to sell the Assigned Assets to Assignee, no Contrin Creditor has relied upon any representation or warranty by Assignee or by any agent of Assignee with respect to the value of the Assigned Assets or the likelihood of their collection or realization.
4	Appointment
The Contrin Creditors, and each of them, hereby irrevocably constitutes and appoints Assignee as the Contrin Creditors’ attorney, with full power of substitution, in the Contrin Creditors’ name, place, and stead, to execute, acknowledge, deliver, endorse, swear to, file, and record such agreements, certificates, documents, and instruments as may be necessary or appropriate to carry out fully the provisions of this Assignment, including, without limitation, all assignments, certificates, and instruments that may be requested for the purpose of transferring the Assigned Assets to Assignee or to Assignee’s successors and assigns.
5	No Reliance
Assignee hereby confirms to the Contrin Creditors that Assignee has not relied upon any representation or warranty by the Contrin Creditors, or any of them, or by any agent of the Contrin Creditors with respect to the value of the Assigned Assets or the likelihood of their collection or realization. The assignment of the Assigned Assets by the Contrin Creditors to Assignee made hereby is without recourse to the Contrin Creditors for the collection or realization of the Assigned Assets in full.
6	Further Confirmation
The Contrin Creditors, and each of them, further covenants and agrees to execute and deliver such other documents, instruments, and certificates as may be reasonably requested by Assignee or by its successors and assigns and at the Contrin Creditors’ sole cost and expense in order to vest title to the Assigned Assets in Assignee and in its successors and assigns and to perfect Assignee’s and its successors’ and assigns’ right, title, and interest in and to the Assigned Assets.

7	Governing Law
This Assignment shall be construed in accordance with and governed by the substantive laws of the England and Wales (without regard to choice of law principles) applicable to agreements made and to be performed therein and the obligations, rights, and remedies of the parties under this Assignment shall be determined in accordance with such laws.
8	Notice to Insolvency Officer
It is agreed that, upon completion of the Assignment a notice in the form of Exhibit A shall be delivered to the Insolvency Officer of TOEMT 1 and TOEMT 2 (and each party shall execute such notices and co-operate in such delivery).

          IN WITNESS WHEREOF, the Contrin Creditors and Assignee have caused this Assignment of Assets to be duly executed by their respective officers as of this 21st day of March, 2006.

CONTRIN CREDITORS:

CONTRIN KONSORTIUM 1988/1

By:	KARADAS GmbH Managing Partner

By:	/s/ FLORIAN STEININGER Florian Steininger Managing Director

CONTRIN KONSORTIUM 1988/S

By:	KARADAS GmbH Managing Partner

By:	/s/ FLORIAN STEININGER Florian Steininger Managing Director

CONTRIN UEBERSEE TRANSPORTGERAETE HANDELSGESELLSCHAFT m.b.h. & Co KG 1989

By	/s/ FLORIAN STEININGER Florian Steininger Managing Director

CONTRIN ÜBERSEE TRANSPORTGERÄTE HANDELSGESELLSCHAFT M.B.H & CO KG 1990

By:	/s/ FLORIAN STEININGER Florian Steininger Managing Director

CONTAINER LEASING GMBH (1993)

By:	/s/ FLORIAN STEININGER Florian Steininger Managing Director

CONTRIN WORLDWIDE CONTAINER LEASING GMBH (1994 & 1995)

By:	/s/ FLORIAN STEININGER Florian Steininger Managing Director

KARADAS GMBH

By:	/s/ FLORIAN STEININGER Florian Steininger Managing Director

ASSIGNEE:

CRONOS CONTAINERS N.V.

By:	/s/ DENNIS J. TIETZ Dennis J. Tietz Managing Director

Exhibit 10.38
Exhibit A (to Assignment of Claims)
Form of Notice to Insolvency Officer
___________, 2006

To:	Russell John Carman

From:	Contrin Konsortium 1988/1,
Contrin Konsortium 1988/S,
Contrin Übersee Transportgeräte Handelsgesellschaft m.b.H & Co KG 1989,
Contrin Übersee Transportgeräte Handelsgesellschaft m.b.H & Co KG 1990,
Container Leasing GmbH (1993),
Contrin Worldwide Containerleasing GmbH (1994 & 1995), and
Karadas GmbH (collectively, “Assignors”); and
Cronos Containers, N.V., (the “Assignee”)
Dear Sir:
Transocean Equipment Manufacturing and Trading Limited (in liquidation), a company registered in England and Wales
(“TOEMT 1”)
Transocean Equipment Manufacturing and Trading Limited (in liquidation), a company registered in the Isle of Man (“TOEMT 2”)
1.	We hereby notify you that as of ___, 2006 the Assignors assigned to the Assignee the following claims against TOEMT 1 and TOEMT 2 (the “Assigned Assets”):
All of the rights and benefits of the Assignors under or in respect of the TOEMT Claims including, without limitation:
(i)	all principal, interest, penalties, default interest, charges, fees, assessments, and monies whatsoever due to the Contrin Creditors by TOEMT 1 and TOEMT 2, whether now known or hereinafter discovered;

(ii)	all rights and interests of the Contrin Creditors in and in respect of the benefit of any security and in respect of amounts owing to the Contrin Creditors by TOEMT 1 and TOEMT 2; and

(iii)	all of the Contrin Creditors’ right to prove in the Insolvency Proceedings of TOEMT 1 and TOEMT 2.

"Contrin Creditors” refers to Contrin Konsortium 1988/1, Contrin Konsortium 1988/S, Contrin Übersee Transportgeräte Handelsgesellschaft m.b.H & Co KG 1989, Contrin Übersee Transportgeräte Handelsgesellschaft m.b.H & Co KG 1990, Container Leasing GmbH (1993), Contrin Worldwide Containerleasing GmbH (1994 & 1995), and Karadas GmbH, each a limited liability company or partnership organized and existing under the laws of Austria;
“Insolvency Proceedings” refers to receivership, administration, liquidation (including the Liquidation Proceedings), appointment of a provisional liquidator, winding-up, dissolution, voluntary arrangement, or scheme of arrangement under Section 425 of the U.K. Companies Act 1985 (as amended or re-enacted from time to time) or any insolvency procedure under the U.K. Insolvency Act 1986 (as amended or re-enacted from time to time) or any other procedure under any law of any jurisdiction of, or having, a similar or analogous nature of effect.
“Liquidation Proceedings” refers to the TOEMT 1 Liquidation Proceeding and the TOEMT 2 Liquidation Proceeding;
“TOEMT” refers to TOEMT 1 and TOEMT 2;
“TOEMT Claims” refers to the TOEMT 1 Claim, the TOEMT 1 Other Claims, and the TOEMT 2 Claims.
“TOEMT 1” refers to Transocean Equipment Manufacturing and Trading Limited (in liquidation), a company organized under the laws of England and Wales with registered number 1611473;
"TOEMT 1 Claims” refers to the Contrin Creditors’ claims as stated in the Contrin Creditors’ Proofs of Debt on Form 4.25, each dated December 15, 2005, and each in the amount of U.S. $2,229,500, filed by the Contrin Creditors in the TOEMT 1 Liquidation Proceeding, as supplemented or amended from time to time;
“TOEMT 1 Liquidation Proceeding” refers to the liquidation proceedings of TOEMT 1 in the High Court of Justice, Chancery Division, London, England (No. 4731 of 2004);
"TOEMT 1 Other Claims” refers to any and all claims, other than the TOEMT 1 Claims, that the Contrin Creditors or any affiliate of the Contrin Creditors may have as creditors of TOEMT 1, including, without limitation, the creditors’ claims initially advanced by the Contrin Creditors in the Liquidation Proceedings in the aggregate amount of U.S. $20,619,332;
“TOEMT 2” refers to Transocean Equipment Manufacturing and Trading Limited (in liquidation), a company organized under the laws of the Isle of Man with registered number 56415C;

“TOEMT 2 Liquidation Proceeding” refers to the liquidation proceedings of TOEMT 2 in the High Court of Justice, Chancery Division, London, England (No. 4732 of 2004); and
"TOEMT 2 Claims” refers to any and all claims that the Contrin Creditors or any affiliate of the Contrin Creditors may have as creditors of TOEMT 2.
2.	Pursuant to Rule 11.11 of the Insolvency Rules, we hereby confirm that any dividends from the liquidation of TOEMT 1 and TOEMT 2 payable to the Assignors should be paid to the Assignee, or its successors and assigns, as directed.

3.	The administrative details of Assignee are as follows:

Name: Address:	Cronos Containers, N.V. Carawaweg 88 Curacao, Netherlands Antilles

Copy to:

Name: Address:	Cronos Containers Limited The Icehouse Dean Street Marlow Buckinghamshire SL 7 3AB England

Telephone: Facsimile: Attn/Ref: Email:	44.1628.405.580 44.1628.405.648 Frank P. Vaughan fpv@cronos.com
4.	Please acknowledge this notice by signing and returning to the Assignee the attached acknowledgement.
This notice shall be governed by and construed in accordance with the laws of England.

ASSIGNORS:

CONTRIN KONSORTIUM 1988/1

By:	KARADAS GmbH Managing Partner

By:
Florian Steininger Managing Director

CONTRIN KONSORTIUM 1988/S

By:	KARADAS GmbH Managing Partner

By:
Florian Steininger Managing Director

CONTRIN UEBERSEE TRANSPORTGERAETE HANDELSGESELLSCHAFT m.b.h. & Co KG 1989

By:
Florian Steininger Managing Director

CONTRIN ÜBERSEE TRANSPORTGERÄTE HANDELSGESELLSCHAFT M.B.H & CO KG 1990

By:
Florian Steininger Managing Director

CONTAINER LEASING GMBH (1993)

By:
Florian Steininger Managing Director

CONTRIN WORLDWIDE CONTAINER LEASING GMBH (1994 & 1995)

By:
Florian Steininger
Managing Director

KARADAS GMBH

By
Florian Steininger Managing Director

ASSIGNEE:

CRONOS CONTAINERS N.V.

By:
Dennis J. Tietz
Managing Director

ACKNOWLEDGEMENT OF NOTICE TO INSOLVENCY OFFICER
     The undersigned hereby acknowledges receipt of the Notice to Insolvency Officer, dated ___, 2006, from Contrin Konsortium 1988/1, Contrin Konsortium 1988/S, Contrin Übersee Transportgeräte Handelsgesellschaft m.b.H & Co KG 1989, Contrin Übersee Transportgeräte Handelsgesellschaft m.b.H & Co KG 1990, Container Leasing GmbH (1993), Contrin Worldwide Containerleasing GmbH (1994 & 1995), Karadas GmbH (the “Assignors”) and Cronos Containers, N.V. (“Assignee”), advising the undersigned of the assignment by the Assignors to Assignee of the Assigned Assets.

Russell John Carman

Dated: , 2006